                                                                    EXHIBIT 10.2
                                                                    ------------


                               SECURITY AGREEMENT
                               ------------------

         THIS SECURITY AGREEMENT (the "Agreement") dated as of October 16, 2001
                                       ---------
between ProsoftTraining.com, a Nevada corporation (the "Debtor"), and Hunt
                                                        ------
Capital Growth Fund II, L.P. (the "Secured Party").
                                   -------------

                                R E C I T A L S:
                                - - - - - - - -

         WHEREAS, the Debtor and the Secured Party are entering into that certain Securities Purchase Agreement dated of even date herewith (such agreement as it may be amended, renewed, extended, restated, replaced, substituted, supplemented, or otherwise modified from time to time is referred to herein as the "Purchase Agreement"); and
                  ------------------

         WHEREAS, execution and delivery of this Agreement is a condition to the Secured Party entering into the Purchase Agreement and the purchase of the Convertible Note pursuant thereto;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the adequacy, receipt, and sufficiency of which are hereby acknowledged, and in order to induce the Secured Party to make the loan under the Purchase Agreement, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------

         Section 1.01.  Definitions.  As used in this Agreement, the following
                        -----------
 terms have the following meanings:

         "Account" means any "account," as such term is defined in Article or
          -------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all rights of the Debtor to payment for goods sold or leased or services rendered, whether or not earned by performance, (b) all accounts receivable of the Debtor, (c) all rights of the Debtor to receive any payment of money or other form of consideration, (d) all security pledged, assigned, or granted to or held by the Debtor to secure any of the foregoing, (e) all guaranties of, or indemnifications with respect to, any of the foregoing, and (f) all rights of the Debtor as an unpaid seller of goods or services, including, but not limited to, all rights of stoppage in transit, replevin, reclamation and resale.

         "Borrower" means the Debtor.
          --------

         "Broker" means any "broker," as such term is defined in Article or
          ------
Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person defined as a broker or dealer under the federal securities laws, but without excluding a bank acting in that capacity.

         "Chattel Paper" means any "chattel paper," as such term is defined in
          -------------
Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor.

         "Clearing Corporation" means any "clearing corporation," as such term
          --------------------
is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any (a) Person that is registered as a "clearing agency" under the federal securities laws, (b) federal reserve bank, or (c) other Person that provides clearance or settlement services with respect to Financial Assets that would require it to register as a clearing agency under the federal securities laws but for an exclusion or exemption from the registration requirement, if its activities as a clearing corporation, including promulgation of rules, are subject to regulation by a federal or state governmental authority.

         "Collateral" has the meaning specified in Section 2.01 of this
          ----------                               ------------
Agreement.

         "Commodity Account" means any commodity account, now owned or hereafter
          -----------------
acquired by the Debtor, including, without limitation, all accounts maintained by a Commodity Intermediary in which a Commodity Contract is carried for the Debtor.

         "Commodity Contract" means any commodity contract, and includes,
          ------------------
without limitation, a commodity futures contract, a commodity option, or other contract that, in each case, is (a) traded on or subject to the rules of a board of trade that has been designated as a contract market for such a contract pursuant to the federal commodities laws, or (b) traded on a foreign commodity board of trade, exchange, or market, and is carried on the books of a Commodity Intermediary for a Commodity Customer.

         "Commodity Customer" means any Person for whom a Commodity Intermediary
          ------------------
carries a Commodity Contract on its books.

         "Commodity Intermediary" means (a) a Person who is registered as a
          ----------------------
futures commission merchant under the federal commodities laws, or (b) a Person who in the ordinary course of its business provides clearance or settlement services for a board of trade that has been designated as a contract market pursuant to the federal commodities laws.

         "Deposit Accounts" means any and all deposit accounts, bank accounts or
          ----------------
investment accounts now owned or hereafter acquired or opened by the Debtor, and any account which is a replacement or substitute for any of such accounts, together with all monies, Instruments and other property deposited therein and all balances therein and all investments made with funds deposited therein or otherwise held in connection therewith including, without limitation, indebtedness (howsoever evidenced) and/or securities issued or guaranteed by the government of the United States of America, certificates of deposit and all contract rights, General Intangibles, contracts, Instruments, Investment Property, Security Entitlements, Financial Assets, Commodity Contracts and other Documents now or hereafter existing with respect thereto, including, but not limited to, any and all renewals, extensions, reissuances and replacements and substitutions therefor with all earnings, profits or other Proceeds therefrom in the form of interest or otherwise.

         "Document" means any "document," as such term is defined in Article or
          --------
Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, including, without limitation, all documents of title and all receipts covering, evidencing or representing goods now owned or hereafter acquired by the Debtor.

         "Entitlement Holder" means any Person identified in the records of a
          ------------------
Securities Intermediary as the Person having a Security Entitlement against the Securities Intermediary.

         "Equipment" means any "equipment," as such term is defined in Article
          ---------
or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, all machinery, equipment, furniture, fixtures, trade fixtures, trailers, rolling stock, vessels, aircraft and vehicles now owned or hereafter acquired by the Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Financial Asset" means any financial asset, and in any event shall
          ---------------
include, but not be limited to, any (a) Security, (b) obligation of a Person or a share, participation or other interest in a Person or in property or an enterprise of a Person, which is, or is of a type, dealt in or traded on financial markets, or which is recognized in any area in which it is issued or dealt in as a medium for investment, and (c) any property that is held by a Securities

Intermediary for another Person in a Securities Account if the Securities Intermediary has expressly agreed with the other Person that the property is to be treated as a Financial Asset under Article or Chapter 8 of the UCC.

         "General Intangibles" means any "general intangibles," as such term is
          -------------------
defined in Article or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all of the Debtor's service marks, trade names, trade secrets, registrations, goodwill, franchises, licenses, permits, proprietary information, customer lists, designs and inventions; (b) all of the Debtor's books, records, data, plans, manuals, computer software, computer tapes, computer disks, computer programs, source codes, object codes and all rights of the Debtor to retrieve data and other information from third parties; (c) all of the Debtor's contract rights, partnership interests, joint venture interests, securities, deposit accounts, investment accounts and certificates of deposit; (d) all rights of the Debtor to payment under letters of credit and similar agreements; (e) all tax refunds and tax refund claims of the Debtor; (f) all choses in action and causes of action of the Debtor (whether arising in contract, tort or otherwise and whether or not currently in litigation) and all judgments in favor of the Debtor; (g) all rights and claims of the Debtor under warranties and indemnities; and (h) all rights of the Debtor under any insurance, surety or similar contract or arrangement.

         "Instrument" means any "instrument," as such term is defined in Article
          ----------
or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include all promissory notes, drafts, bills of exchange and trade acceptances of the Debtor, whether now owned or hereafter acquired.

         "Intellectual Property" means (a) all copyrights, copyright licenses,
          ---------------------
patents, patent licenses, trademarks and trademark licenses of Debtor; (b) all renewals, extensions and modifications thereof; (c) all income, royalties, damages, profits and payments relating to or payable under any of the foregoing;
(d) the right to sue for past, present or future infringements of any of the foregoing; (e) all other rights and benefits relating to any of the foregoing throughout the world; and (f) all goodwill associated with and symbolized by any of the foregoing; in each case, whether now owned or hereafter acquired by the Debtor.

         "Inventory" means any "inventory," as such term is defined in Article
          ---------
or Chapter 9 of the UCC, now owned or hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) all goods and other personal property of the Debtor that are held for sale or lease or to be furnished under any contract of service; (b) all raw materials, work-in-process, finished goods, inventory, supplies and materials of the Debtor; (c) all wrapping, packaging, advertising and shipping materials of the Debtor; (d) all goods that have been returned to, repossessed by or stopped in transit by the Debtor; and (e) all Documents evidencing any of the foregoing.

         "Investment Property" means any investment property, now owned or
          -------------------
hereafter acquired by the Debtor, and, in any event, shall include, without limitation, each of the following, whether now owned or hereafter acquired by the Debtor: (a) any Security, whether certificated or uncertificated; (b) any Security Entitlement; (c) any Securities Account; (d) any Commodity Contract; and (e) any Commodity Account.

         "Issuer" means any "issuer," as such term is defined in Article or
          ------
Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Person that, with respect to an obligation on or a defense to a Security, (a) places or authorizes the placing of its name on a Security Certificate, other than as authenticating trustee, registrar, transfer agent, or the like, to evidence a share, participation, or other interest in its property or in an enterprise, or to evidence its duty to perform an obligation represented by the certificate; (b) creates a share, participation, or other interest in its property or in an enterprise, or undertakes an obligation, that is an Uncertificated Security; (c) directly or indirectly creates a fractional interest in its rights or property, if the fractional interest is represented by a Security Certificate; or (d) becomes responsible for, or in the place of, another Issuer.

         "Obligations" means all indebtedness, liabilities and obligations of
          -----------
Debtor under the Convertible Note, under the Purchase Agreement and under this Agreement.

         "Permitted Liens" means Liens and security interests (a) permitted
          ---------------
under Section 7.4 of the Purchase Agreement or (b) in favor of Secured Party.
      -----------

         "Pledged Collateral" has the meaning specified in Section 4.13(b)(i) of
          ------------------                               ------------------
this Agreement.

         "Pledged Shares" means the shares of capital stock or other equity,
          --------------
partnership or membership interests described on Schedule 3 attached hereto and
                                                 ----------
incorporated herein by reference.

         "Proceeds" means any "proceeds," as such term is defined in Article or
          --------
Chapter 9 of the UCC and, in any event, shall include, but not be limited to,
(a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Debtor from time to time with respect to any of the Collateral,
(b) any and all payments (in any form whatsoever) made or due and payable to the Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any Person acting, or purporting to act, for or on behalf of any governmental authority), and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Securities Account" means any account to which a Financial Asset is or
          ------------------
may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the Financial Asset.

         "Securities Intermediary" means any (a) Clearing Corporation, or (b)
          -----------------------
Person, including a bank or Broker, that in the ordinary course of its business maintains Securities Accounts for others and is acting in that capacity.

         "Security" means any "security," as such term is defined in Article or
          --------
Chapter 8 of the UCC and, in an event, shall include, but not be limited to, any obligation of an Issuer or a share, participation, or other interest in an issuer or in property or an enterprise or an Issuer: (a) which is represented by a Security Certificate in bearer or registered form, or the transfer of which may be registered upon books maintained for that purpose by or on behalf of the Issuer; (b) which is one of a class or series or by its terms is divisible into a class or series of shares, participations, interests, or obligations; and (c) which (i) is, or is of a type, dealt in or traded on securities exchanges or securities markets; or (ii) is a medium for investment and by its terms expressly provides that it is a security governed by Article or Chapter 8 of the UCC.

         "Security Certificate" means any certificate representing a Security.
          --------------------

         "Security Entitlement" means any the rights and property interest of an
          --------------------
Entitlement Holder with respect to a Financial Asset.

         "UCC" means the Uniform Commercial Code as in effect in the State of
          ---
Texas; provided, that if, by applicable law, the perfection or effect of perfection or non-perfection of the security interest created hereunder in any Collateral is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or the effect of perfection or non-perfection.

         "Uncertificated Security" means any "uncertificated security," as such
          -----------------------
term is defined in Article or Chapter 8 of the UCC, and in any event shall include, but not be limited to, any Security that is not represented by a certificate.

         Section  1.02.  Other  Definitional  Provisions.  Terms used  herein
                         -------------------------------
that are defined in the Purchase Agreement and are not otherwise defined herein shall have the meanings therefor specified in the Purchase Agreement. References to "Sections," "subsections," "Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. All definitions contained in this Agreement are equally applicable to the singular and plural forms of the terms defined. All references to statutes and regulations shall include any amendments of the same and any successor statutes and regulations. References to particular sections of the UCC should be read to refer also to parallel sections of the Uniform Commercial Code as enacted in each state or other jurisdiction where any portion of the Collateral is or may be located.


                                   ARTICLE II

                                Security Interest
                                -----------------

         Section 2.01. Security Interest. As collateral security for the prompt
                       -----------------
payment and performance in full when due of the Obligations (whether at stated maturity, by acceleration or otherwise), the Debtor hereby pledges and assigns (as collateral) to the Secured Party, and grants to the Secured Party a continuing lien on and security interest in, all of the Debtor's right, title and interest in and to the following, whether now owned or hereafter arising or acquired and wherever located (collectively, the "Collateral"):

         (a)      all Accounts;

         (b)      all Chattel Paper;

         (c)      all Instruments;

         (d)      all General Intangibles;

         (e)      all Documents;

         (f)      all Equipment;

         (g)      all Inventory;

         (h)      all Intellectual Property;

         (i)      all Investment Property;

         (j) all Deposit Accounts of the Debtor and all funds, certificates, Documents, Instruments, checks, drafts, wire transfer receipts and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Deposit Accounts (including, without limitation, in the form of interest);

         (k) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Shares;

         (l) all additional shares of stock of the Subsidiaries of the Debtor from time to time owned or acquired by the Debtor in any manner, and the certificates and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such shares;

         (m) all indebtedness from time to time owed to the Debtor by the Subsidiaries of the Debtor and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such indebtedness;

         (n) the proceeds, in cash or otherwise, of any of the property described in the foregoing clauses (a) through (m) and all
                                             -----------         ---
                  liens, security, rights, remedies and claims of the Debtor with respect thereto;

         (o) all other goods and personal property of the Debtor of any kind or character, whether tangible or intangible, including, without limitation, any and all rights in and claims under insurance policies, judgments and rights thereunder, and tort claims; and

         (p)      all Proceeds and products of any or all of the foregoing.

         Section 2.02. Debtor Remains Liable. Notwithstanding anything to the
                       ---------------------
contrary contained herein, (a) the Debtor shall remain liable under the contracts, agreements, documents and instruments included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights or remedies hereunder shall not release the Debtor from any of its duties or obligations under the contracts, agreements, documents and instruments included in the Collateral, and
(c) the Secured Party shall not have any indebtedness, liability or obligation under any of the contracts, agreements, documents and instruments included in the Collateral by reason of this Agreement, and the Secured Party shall not be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 2.03. Delivery of Collateral. All certificates or instruments
                       ----------------------
representing or evidencing the Pledged Shares, any Instruments or Chattel Paper or any other Collateral including, without limitation, any Investment Property, promptly upon the Debtor gaining any rights therein, shall be delivered to and held by or on behalf of the Secured Party pursuant hereto in suitable form for transfer by delivery, or accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. After the occurrence and during the continuation of an Event of Default, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any Pledged Collateral in its possession for certificates or instruments of smaller or larger denominations.

                                   ARTICLE III

                         Representations and Warranties
                         ------------------------------

         To induce the Secured Party to enter into this Agreement and the Purchase Agreement, the Debtor represents and warrants to the Secured Party that:

         Section 3.01. Title. The Debtor is, and with respect to Collateral
                       -----
acquired after the date hereof the Debtor will be, the legal and beneficial owner of the Collateral free and clear of any Lien or other encumbrance, except for Permitted Liens.

         Section 3.02. Accounts. Unless the Debtor has given the Secured Party
                       --------
written notice to the contrary, whenever the security interest granted hereunder attaches to an Account, the Debtor shall be deemed to have represented and warranted to the Secured Party as to each of its Accounts that (a) each Account is genuine and in all respects what it purports to be, (b) each Account represents the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor, (c) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, the amount of each Account represented as owing is the correct amount actually and unconditionally owing except for normal trade discounts granted in the ordinary course of business, and (d) except for defenses and business disputes arising in the ordinary course of business which in the aggregate are not material, no Account is subject to any offset, counterclaim, or other defense.

         Section 3.03. Financing Statements. No financing statement, security
                       --------------------
agreement or other Lien instrument covering all or any part of the Collateral is on file in any public office, except as may have been filed in favor of the Secured Party pursuant to this Agreement and except for financing statements evidencing Permitted Liens in favor of the Secured Party. Except as otherwise disclosed on Schedule 4 hereto, the Debtor does not do business and has not done
             ----------
business within the past five (5) years under a trade name or any name other than its legal name set forth at the beginning of this Agreement.

         Section 3.04. Principal Place of Business. The principal place of
                       ---------------------------
business and chief executive office of the Debtor, and the office where the Debtor keeps its books and records, is located at the address of the Debtor shown on the signature pages of this Agreement.

         Section 3.05. Location of Collateral. All Inventory (except Inventory
                       ----------------------
in transit) and Equipment (other than vehicles) of the Debtor are located at the places specified on Schedule 1 hereto. If any such location is leased by the
                    ----------
Debtor, the name and address of the landlord leasing such location is identified on Schedule 1 hereto. The Debtor has exclusive possession and control of its
   ----------
Inventory and Equipment. None of the Inventory or Equipment of the Debtor is evidenced by a Document (including, without limitation, a negotiable document of title). All Instruments, Chattel Paper and Security Certificates of the Debtor have been delivered to the Secured Party.

         Section 3.06. Perfection. Upon the filing of Uniform Commercial Code
                       ----------
financing statements in the jurisdictions listed on Schedule 2 attached hereto,
                                                    ----------
and upon the Secured Party's obtaining possession of the Pledged Shares and all other Instruments, Chattel Paper and Security Certificates of the Debtor, the security interest in favor of the Secured Party created herein will constitute a valid and perfected Lien upon and security interest in the Collateral, subject to no equal or prior Liens except for those (if any) which constitute Permitted Liens in favor of the Secured Party.

         Section 3.07.  Inventory.  All Inventory has been produced in
                        ---------
compliance  with all  requirements  of the Fair Labor Standards Act.

         Section 3.08.  Pledged Shares.
                        --------------

         (a) The Pledged Shares that are shares of a corporation have been duly authorized and validly issued and are fully paid and nonassessable, and the Pledged Shares that are membership or partnership interests (if any) have been validly granted, under the laws of the jurisdiction of organization of the issuers thereof.

         (b) The Debtor is the legal and beneficial owner of the Pledged Shares, free and clear of any Lien (other than the Lien created by this Agreement), and the Debtor has not sold, granted any option with respect to, assigned, transferred or otherwise disposed of any of its rights or interest in or to the Pledged Shares.

         (c) On the date hereof, the Pledged Shares constitute the percentage of the issued and outstanding shares of stock, partnership interests or membership interests of the issuers thereof indicated on Schedule 3, as such Schedule 3 may
                                              ----------          ----------
from time to time be supplemented, amended or modified.


                                   ARTICLE IV

                                    Covenants
                                    ---------

         The Debtor covenants and agrees with the Secured Party that until the Obligations are paid and performed in full:

         Section 4.01. Encumbrances. The Debtor shall not create, permit or
                       ------------
suffer to exist, and shall defend the Collateral against, any Lien or other encumbrance on the Collateral except for Permitted Liens, and shall defend the Debtor's rights in the Collateral and the Secured Party's pledge and collateral assignment of and security interest in the Collateral against the claims and demands of all Persons. The Debtor shall do nothing to impair the rights of the Secured Party in the Collateral.

         Section 4.02. Modification of Accounts. The Debtor shall, in accordance
                       ------------------------
with prudent business practices, endeavor to collect or cause to be collected from each account debtor under its Accounts, as and when due, any and all amounts owing under such Accounts. Without the prior written consent of the Secured Party the Debtor shall not (a) grant any extension of time for any payment with respect to any of the Accounts, (b) compromise, compound or settle any of the Accounts for less than the full amount thereof, (c) release, in whole or in part, any Person liable for payment of any of the Accounts, (d) allow any credit or discount for payment with respect to any Account other than trade discounts granted in the ordinary course of business, or (e) release any Lien or guaranty securing any Account.

         Section 4.03. Disposition of Collateral. Except as expressly permitted
                       -------------------------
by the terms of the Purchase Agreement and sales of Inventory in the ordinary course of the Debtor's business, the Debtor shall not sell, lease, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, the Collateral or any part thereof without the prior written consent of the Secured Party.

         Section 4.04. Further Assurances. At any time and from time to time,
                       ------------------
upon the request of the Secured Party, and at the sole expense of the Debtor, the Debtor shall promptly execute and deliver all such further agreements, documents and instruments and take such further action as the Secured Party may reasonably deem necessary or appropriate to preserve and perfect its security interest in and pledge and collateral assignment of the Collateral and carry out the provisions and purposes of this Agreement or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any of the Collateral, and, to the extent any of the Collateral is at any time in the custody of a Clearing Corporation or of a "custodian bank" or a nominee of either, as defined in the UCC, or any other Securities Intermediary, then the Debtor shall cause the Secured Party to obtain "control," as defined in Article or Chapter 8 of the UCC, of such Collateral in one of the manners prescribed in Article or Chapter 8.106 of the UCC. Except as otherwise expressly permitted by the terms of the Purchase Agreement relating to disposition of assets and except for Permitted Liens, the Debtor agrees to defend the title to the Collateral and the Lien thereon of the Secured Party against the claim of any other Person and to maintain and preserve such Lien. Without limiting the generality of the foregoing, the Debtor shall (a) execute and deliver to the Secured Party such financing statements as the Secured Party may from time to time require; (b) deliver and pledge to the Secured Party all Documents (including, without limitation, documents of title) evidencing Inventory or Equipment and cause the Secured Party to be named as lienholder on all Documents of title; (c) deliver and pledge to the Secured Party all Instruments and Chattel Paper of the Debtor with any necessary endorsements; and (d) execute and deliver to the Secured Party such other agreements, documents and instruments as the Secured Party may require to perfect and maintain the validity, effectiveness and priority of the Liens intended to be created by the Transaction Agreements. The Debtor authorizes the Secured Party to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement and may be filed as a financing statement.

         Section 4.05. Insurance. The Debtor will, at its own expense, maintain
                       ---------
insurance with respect to all Collateral which constitutes goods in such amounts and against such risks as is provided in the Purchase Agreement.

         Section 4.06.  Bailees.  If any of the Collateral is at any time in
                        -------
the possession or control of any warehouseman, bailee or any of the Debtor's agents or processors, the Debtor shall, at the request of the Secured Party, notify such warehouseman, bailee, agent or processor of the security interest created hereunder and shall instruct such Person to hold such Collateral for the Secured Party's account subject to the Secured Party's instructions.

         Section 4.07. Inspection Rights. The Debtor shall permit the Secured
                       -----------------
Party and its representatives to examine, inspect and audit the Collateral and to examine, inspect and audit the Debtor's books and records at any reasonable time and after notice, and as the Secured Party may desire. The Secured Party may at any time and from time to time contact account debtors to verify the existence, amounts and terms of the Accounts.

         Section 4.08. Mortgagee and Landlord Waivers. The Debtor shall cause
                       ------------------------------
each mortgagee of real property owned by the Debtor and each landlord of real property leased by the Debtor to execute and deliver instruments satisfactory in form and substance to the Secured Party by which such mortgagee or landlord waives its rights, if any, in the Collateral.

         Section 4.09. Legal Changes. The Debtor shall not change its name,
                       -------------
identity or legal structure in any manner that might make any financing statement filed in connection with this Agreement seriously misleading unless the Debtor shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to protect its Liens and the perfection and priority thereof. The Debtor shall not change its principal place of business, chief executive office or the place where it keeps its books and records unless it shall have given the Secured Party thirty (30) days prior written notice thereof and shall have taken all action deemed necessary or desirable by the Secured Party to cause its security interest in the Collateral to be perfected with the priority required by this Agreement.

         Section 4.10. Books and Records; Information. The Debtor shall keep
                       ------------------------------
accurate and complete books and records of the Collateral and the Debtor's business and financial condition in accordance with generally accepted accounting principles consistently applied. The Debtor shall from time to time at the request of the Secured Party deliver to the Secured Party such information regarding the Collateral and the Debtor as the Secured Party may request, including, without limitation, lists and descriptions of the Collateral and evidence of the identity and existence of the Collateral. To the extent required by Section 4.04 of this Agreement, the Debtor shall mark its books and
            ------------
records to reflect the security interest of the Secured Party under this Agreement.

         Section 4.11.  Equipment and Inventory.
                        -----------------------

         (a) The Debtor shall keep the Equipment (other than vehicles) and Inventory (other than Inventory in transit) at the locations specified on
Schedule 1 hereto or, upon thirty (30) days prior written notice to the Secured
----------
Party, at such other places within the United States of America where all action required to perfect the Secured Party's security interest in the Equipment and Inventory with the priority required by this Agreement shall have been taken.

         (b) The Debtor shall maintain the Equipment and Inventory in good condition and repair (ordinary wear and tear excepted) and in accordance with any manufacturer's manual. The Debtor shall not permit any waste or destruction of the Equipment or Inventory or any part thereof. The Debtor shall not permit the Equipment or Inventory to be used in violation of any law, rule or regulation or the terms of any policy of insurance. The Debtor shall not use or permit any of the Equipment or Inventory to be used in any manner or for any purpose that would impair its value or expose it to unusual risk.

         (c) In producing Inventory, the Debtor shall comply with all requirements of the Fair Labor Standards Act.

         Section 4.12. Warehouse Receipts Non-Negotiable. The Debtor agrees that
                       ---------------------------------
if any warehouse receipt or receipt in the nature of a warehouse receipt is issued in respect of any of the Collateral, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section
7.104 of the UCC) unless such warehouse receipt or receipt in the nature thereof is delivered to the Secured Party.

         Section 4.13. Notification. The Debtor shall promptly notify the
                       ------------
Secured Party of (a) any Lien, encumbrance or claim that has attached to or been made or asserted against any of the Collateral, (b) any material change in any of the Collateral, including, without limitation any material damage to or loss of Collateral, and (c) the occurrence of any other event or condition (including, without limitation, matters as to Lien priority) that could have a material adverse effect on the Collateral or the security interest created hereunder.

         Section 4.14. Collection of Accounts. So long as no Event of Default
                       ----------------------
has occurred and is continuing and except as otherwise provided in this
Section 4.12 and in Section 5.01, the Debtor shall have the right to collect and
------------        ------------
receive payments on the Accounts. In connection with such collections, the Debtor may take (and, at the Secured Party's direction, shall take) such actions as the Debtor or the Secured Party may deem necessary or advisable to enforce collection of the Accounts. Upon the request of the Secured Party, the Debtor shall cause all account debtors and other Persons obligated in respect of the Accounts to make all payments on the Accounts directly to any collection or collateral account established by the Secured Party and the Debtor shall cause all other Proceeds of

Collateral to be deposited directly to such account. Until such Proceeds are delivered to such account, such Proceeds shall be held in trust by the Debtor for the benefit of the Secured Party and shall not be commingled with any other funds or property of the Debtor. All Proceeds of Collateral received by the Secured Party pursuant to this Section 4.12 will be applied by the Secured Party
                               ------------
to the Obligations at such time and in such order as the Secured Party shall determine from time to time in its sole judgment.

         Section 4.15.  Intellectual Property.
                        ---------------------

         (a) The Debtor shall prosecute diligently all applications in respect of Intellectual Property, now or hereafter pending.

         (b) The Debtor shall make federal applications on all of its unpatented but patentable inventions and all of its registrable but unregistered Copyrights and Trademarks.

         (c) The Debtor shall preserve and maintain all of its rights in the Intellectual Property and shall protect the Intellectual Property from infringement, unfair competition, cancellation or dilution by all appropriate action, including the commencement and prosecution of legal proceedings to recover damages for infringement and to defend and preserve its rights in the Intellectual Property.

         (d) The Debtor shall not abandon any of the Intellectual Property.

         (e) The Debtor shall not sell or assign any of its interest in, or grant any license under (except as permitted by Section 5.05 hereof), any of the
                                                ------------
Intellectual Property without the prior written consent of the Secured Party and shall maintain the quality of any and all products and services with respect to which the Intellectual Property is used. The Debtor shall not enter into any agreement regarding Intellectual Property, including, but not limited to any licensing agreement not permitted by Section 5.05 hereof, that is or may be
                                     ------------
inconsistent with the Debtor's obligations under this Agreement or any of the other Transaction Agreements.

         (f) If the Debtor shall obtain rights to or become entitled to the benefit of any Intellectual Property, the Debtor shall give the Secured Party prompt written notice thereof and the provisions of this Agreement shall automatically apply thereto.

         (g) If an Event of Default shall have occurred and be continuing, the Debtor shall use its best efforts to obtain any consents, waivers or agreements necessary to enable the Secured Party to exercise its rights and remedies with respect to the Intellectual Property.

         (h) The Debtor shall, at the request of the Secured Party, execute and deliver to the Secured Party a copyright security agreement, a patent security agreement, and a trademark security agreement and all other documents, instruments, and other items as may be necessary for the Secured Party to file such agreements with the United States Copyright Office, the United States Patent and Trademark Office, and any similar domestic or foreign office, department, or agency. The Debtor will, at any time and from time to time upon the request of the Secured Party, execute and deliver to the Secured Party all such other agreements, documents, instruments and other items as may be necessary or appropriate for the Secured Party to create and perfect its security interest in the Intellectual Property and to make all appropriate filings with respect thereto.

         Section 4.16.  Voting Rights; Distributions, etc.
                        ----------------------------------

         (a) So long as no Event of Default shall have occurred and be continuing:

             (i) The Debtor shall be entitled to exercise any and all voting and other consensual rights (including, without limitation, the right to give consents, waivers and notifications in respect of any of the Pledged Collateral) pertaining to any of the Pledged Collateral or any part thereof; provided; however, that without the prior written consent of the Secured Party, no vote shall be cast or consent, waiver or ratification given or action taken which would (x) be inconsistent with or violate any provision of this Agreement or any other Loan Paper or (y) amend, modify or waive any term, provision or condition of the certificate of incorporation, by-laws, certificate of formation or other charter document or other agreement relating to, evidencing, providing for the issuance of or securing any Collateral; and provided further that the Debtor shall give the Secured Party at least five (5) Business Days' prior written notice in the form of an officer's certificate of the manner in which it intends to exercise, or the reasons for refraining from exercising, any voting or other consensual rights pertaining to the Collateral or any part thereof which might have a material adverse effect on the value of the Collateral or any part thereof; and

             (ii) Unless a Event of Default shall have occurred and be continuing, the Debtor shall be entitled to receive and retain any and all dividends and interest paid in respect to any of the Collateral to the extent, if any, permitted by the Purchase Agreement; provided, however, that any and all
                                             -----------------

                  (A) dividends, interest or other distributions paid or payable in violation of the Purchase Agreement,

                  (B) dividends, interest or other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

                  (C) dividends, interest or other distributions hereafter paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (D) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Collateral,

shall be, and shall be forthwith delivered to the Secured Party to hold as, Collateral and shall, if received by the Debtor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Debtor and be forthwith delivered to the Secured Party as Collateral in the same form as so received (with any necessary endorsement). All amounts (other than amounts described in clauses (ii) (A)-(D) above) received by the Secured
                          --------------------
Party in respect of any Pledged Collateral shall be either (1) promptly released to the Debtor, so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, held by the Secured Party and applied to the Obligations. During the continuance of any Event of Default, any dividends, interest or other distributions (whether in cash, securities, property or otherwise) received by the Debtor with respect to any Pledged Collateral shall be held by the Debtor in trust for the benefit of the Secured Party and, upon the request of the Secured Party, shall be delivered promptly to the Secured Party to hold as Collateral. If such Event of Default is waived or cured to the satisfaction of the Secured Party, any such distributions (except those of the types described in clauses (ii)(A)-(D) above)
                                                      -------------------
shall be returned promptly to the Debtor (provided that no other Event of Default exists).

         (b) Upon the occurrence and during the continuance of a Event of
Default:

             (i)   The Secured Party may, without notice to the Debtor,
transfer or register in the name of the Secured Party or any of its nominees any or all of the Collateral described in Section 2.01(i) through (m) of this
                                      ---------------         ---
Agreement, the proceeds thereof (in cash or otherwise) and all liens, security, rights, remedies and claims of the Debtor with respect thereto (collectively, the "Pledged Collateral") held by the Secured Party hereunder, and the Secured
     ------------------
Party or its nominee may thereafter, after delivery of notice to the Debtor, exercise all voting and corporate rights at any meeting of any corporation, partnership or other business entity issuing any of the Pledged Collateral and any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other readjustment of any corporation, partnership or other business entity issuing any of such Pledged Collateral or upon the exercise by any such issuer or the Secured Party of any right, privilege or option pertaining to any of the Pledged Collateral, and in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine, all without liability except to account for property actually received by it but the Secured Party shall have no duty to exercise any of the aforesaid rights, privileges or options, and the Secured Party shall not be responsible for any failure to do so or delay in so doing.

             (ii) All rights of the Debtor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Subsection 4.13(a)(i) and to receive the dividends, interest and other
---------------------
distributions which it would otherwise be authorized to receive and retain pursuant to Subsection 4.13(a)(ii) shall be suspended until such Event of
            ----------------------
Default shall no longer exist, and all such rights shall, until such Event of Default shall no longer exist, thereupon become vested in the Secured Party which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends, interest and other distributions.

             (iii) All dividends, interest and other distributions which are received by the Debtor contrary to the provisions of this Subsection 4.13(b)
                                                              ------------------
shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Debtor and shall be forthwith paid over to the Secured Party as Collateral in the same form as so received (with any necessary endorsement).

             (iv) The Debtor shall execute and deliver (or cause to be executed and delivered) to the Secured Party all such proxies and other instruments as the Secured Party may reasonably request for the purpose of enabling the Secured Party to exercise the voting and other rights which it is entitled to exercise pursuant to this Subsection 4.13(b) and to receive the
                                      ------------------
dividends, interest and other distributions which it is entitled to receive and retain pursuant to this Subsection 4.13(b). The foregoing shall not in any way
                        ------------------
limit the Secured Party's power and authority granted pursuant to Section 5.01.
                                                                  ------------

         Section 4.17.  Transfers and Other Liens; Additional Investments.
                        -------------------------------------------------

         (a) Except as may be expressly permitted by the terms of the Purchase Agreement, the Debtor shall not grant any option with respect to, exchange, sell or otherwise dispose of any of the Collateral, except for the sales of inventory in the ordinary course of its business, or create or permit to exist any Lien upon or with respect to any of the Collateral except for the Liens created hereby.

         (b) The Debtor agrees that it will (i) cause each issuer of any of the Collateral not to issue any shares of stock, notes or other securities or instruments in addition to or in substitution for any of the Collateral, except, with the written consent of the Secured Party, to the Debtor, (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such shares of stock, membership interests, partnership interests, notes or instruments, and (iii) promptly (and in any event within three Business
Days) deliver to the Secured Party an Amendment, duly executed by the Debtor, in substantially the form of Exhibit A hereto (an "Amendment"), in respect of such
                          ---------
shares of stock, membership interests, partnership interests, notes or instruments, together with all certificates, notes or other instruments representing or evidencing the same. The Debtor hereby (i) authorizes the Secured Party to attach each Amendment to this Agreement, (ii) agrees that all such shares of stock, membership interests, partnership interests, notes or instruments listed on any Amendment delivered to the Secured Party shall for all purposes hereunder constitute Collateral, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Article III with
                                                               -----------
respect to such Collateral.

         Section 4.18. Possession; Reasonable Care. Regardless of whether a
                       ---------------------------
Event of Default has occurred or is continuing, the Secured Party shall have the right to hold in its possession all Pledged Collateral pledged, assigned or transferred hereunder and from time to time constituting a portion of the Collateral. The Secured Party may, from time to time, in its sole discretion, appoint one or more agents (which in no case shall be the Debtor or an affiliate of the Debtor) to hold physical custody, for the account of the Secured Party, of any or all of the Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have any responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Following the occurrence of a Event of Default, the Secured Party shall be entitled to take possession of the Collateral.

         Section 4.19. Acknowledgment of Pledge. The Debtor shall deliver to the
                       ------------------------
Secured Party, concurrently with the execution hereof, acknowledgment by each financial institution in which any Deposit Account is held or maintained that the pledge of such Deposit Account has been recorded in the books and records of the financial institution, and that the Secured Party shall have dominion and control over such Deposit Account, such acknowledgment to be in form and substance satisfactory to the Secured Party.


                                    ARTICLE V

                           Rights of the Secured Party
                           ---------------------------

         Section 5.01. Power of Attorney. The Debtor hereby irrevocably
                       -----------------
constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the name of the Debtor or in its own name, to take after the occurrence and during the continuance of a Event of Default and from time to time thereafter, any and all action and to execute any and all documents and instruments which the Secured Party at any time and from time to time deems necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, the Debtor hereby gives the Secured Party the power and right on behalf of the Debtor and in its own name to do any of the following after the occurrence and during the continuance of a Event of Default and from time to time thereafter, without notice to or the consent of the Debtor:

                  (a) to demand, sue for, collect or receive, in the name of the Debtor or in its own name, any money or property at any time payable or receivable on account of or in exchange for any of the Collateral and, in connection therewith, endorse checks, notes, drafts, acceptances, money orders, documents of title or any other instruments for the payment of money under the Collateral or any policy of insurance;

                  (b) to pay or discharge taxes, Liens or other encumbrances levied or placed on or threatened against the Collateral;

                  (c) to notify post office authorities to change the address for delivery of mail of the Debtor to an address designated by the Secured Party and to receive, open and dispose of mail addressed to the Debtor;

                  (d) (i) to direct account debtors and any other parties liable for any payment under any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Secured Party or as the Secured Party shall direct; (ii) to receive payment of and receipt for any and all monies, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral;
         (iii) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, proxies, stock powers, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought against the Debtor with respect to any Collateral;
         (vi) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Secured Party may deem appropriate; (vii) to exchange any of the Collateral for other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof and, in connection therewith, deposit any of the Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms as the Secured Party may determine; (viii) to add or release any guarantor, indorser, surety or other party to any of the Collateral; (ix) to renew, extend or otherwise change the terms and conditions of any of the Collateral; (x) to grant or issue any exclusive or nonexclusive license under or with respect to any of the Intellectual Property; (xi) to endorse the Debtor's name on all applications, documents, papers and instruments necessary or desirable in order for the Secured Party to use any of the Intellectual
         Property; (xii) to make, settle, compromise or adjust any claims under or pertaining to any of the Collateral (including claims under any policy of insurance); and (xiii) to sell, transfer, pledge, convey, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Secured Party's option and the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary to protect, preserve, maintain, or realize upon the Collateral and the Secured Party's security interest therein.

         This power of attorney is a power coupled with an interest and shall be irrevocable. The Secured Party shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Secured Party in this Agreement, and shall not be liable for any failure to do so or any delay in doing so. Neither the Secured Party nor any Person designated by the Secured Party shall be liable for any act or omission or for any error of judgment or any mistake of fact or law. This power of attorney is conferred on the Secured Party solely to protect, preserve, maintain and realize upon its security interest in the Collateral. The Secured Party shall not be responsible for any decline in the value of the Collateral and shall not be required to take any steps to preserve rights against prior parties or to protect, preserve or maintain any Lien given to secure the Collateral.

         Section 5.02. Setoff. The Secured Party shall have the right to set off
                       ------
and apply against the Obligations, at any time and without notice to the Debtor, any and all deposits (general, time or demand, provisional or final) or other sums at any time credited by or owing from the Secured Party to the Debtor whether or not the Obligations are then due. The rights and remedies of the Secured Party hereunder are in addition to other rights and remedies (including, without limitation, other rights of setoff) that the Secured Party may have.

         Section 5.03. Assignment by the Secured Party. The Secured Party may at
                       -------------------------------
any time assign or otherwise transfer all or any portion of its rights and obligations under this Agreement and the other Transaction Agreements, in connection with an assignment of the Obligations, to any other Person, and such Person shall thereupon become vested with all the benefits thereof granted to the Secured Party herein or otherwise.

         Section 5.04. Performance by the Secured Party. If the Debtor shall
                       --------------------------------
fail to perform any covenant or agreement contained in this Agreement, the Secured Party may perform or attempt to perform such covenant or agreement on behalf of the Debtor. In such event, the Debtor shall, at the request of the Secured Party, promptly pay any amount expended by the Secured Party in connection with such performance or attempted performance to the Secured Party, together with interest thereon at the applicable rate of interest set forth in the Note from and including the date of such expenditure to but excluding the date such expenditure is paid in full. Notwithstanding the foregoing, it is expressly agreed that the Secured Party shall not have any liability or responsibility for the performance of any obligation of the Debtor under this Agreement.

         Section 5.05. License. If no Event of Default shall have occurred and
                       -------
be continuing, the Debtor shall have the exclusive, non-transferable right and license to use the Intellectual Property in the ordinary course of business and the exclusive right to grant to other Persons licenses and sublicenses with respect to the Intellectual Property for full and fair consideration. The Debtor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted under this Section 5.05 without the prior written consent of the
                           ------------
Secured Party.

         Section 5.06. Change of Depository. In the event of the termination by
                       --------------------
any financial institution in which any Deposit Account is maintained of any agreement with or for the benefit of the Secured Party, or if any such financial institution shall fail to comply with any provisions of any such agreement or any instructions of the Secured Party in accordance with any such agreement or this Agreement, or if the Secured Party determines in its sole discretion that the financial condition of any such financial institution has materially deteriorated, the Debtor agrees to transfer the affected Deposit Account(s) to another financial institution acceptable to the Secured Party and cause such substitute financial institution to execute such agreements as the Secured Party may require, in form and substance reasonably acceptable to the Secured Party, to ensure that the Secured Party has a perfected, first priority security interest in the Deposit Account(s) held with such substitute financial institution. If any affected Deposit Account is a lockbox account, the Debtor agrees to notify its account debtors promptly to remit all payments which were being sent to the terminated Deposit Account directly to the substitute Deposit Account.

         Section 5.07. Collection of Deposit Accounts. Upon written demand from
                       ------------------------------
the Secured Party to any financial institution in which any of the Deposit Accounts are maintained, each such financial institution is hereby authorized and directed by the Debtor to make payment directly to the Secured Party of the funds in or credited to the Deposit Accounts, or such part thereof as the Secured Party may request, and each such financial institution shall be fully protected in relying upon the written statement of the Secured Party that the Deposit Accounts are at the time of such demand assigned hereunder and that the Secured Party is entitled to payment of the Obligations therefrom. The Secured Party's receipt for sums paid it pursuant to such demand shall be a full and complete release, discharge and acquittance to the Depository or other financial institution making such payment to the extent of the amount so paid. The Debtor hereby authorizes the Secured Party upon the occurrence and during the continuation of a Event of Default and so long as any part of the Obligations remain unpaid, (i) to withdraw, collect and receipt for any and all funds, securities or other investments on deposit in or payable on the Deposit Accounts; (ii) on behalf of the Debtor to endorse the name of the Debtor upon any checks, drafts or other instruments payable to the Debtor evidencing payment on the Deposit Accounts; and (iii) to surrender or present for notation of withdrawal the passbook, certificate or other documents issued to the Debtor in connection with the Deposit Accounts. No power granted herein to the Secured Party by the Debtor shall terminate upon any disability of the Debtor.


                                   ARTICLE VI

                                Event of Default
                                ----------------

         Section 6.01. Rights and Remedies. If a Event of Default shall have
                       --------------------
occurred and be continuing, the Secured Party shall have the following rights and remedies:

             (i) In addition to all other rights and remedies granted to the Secured Party in this Agreement or in any other Loan Paper or by applicable law, the Secured Party shall have all of the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) and the Secured Party may also, without notice except as specified below, sell or otherwise dispose of the Collateral or any part thereof in one or more parcels by means of a public or private disposition, at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. Without limiting the generality of the foregoing, the Secured Party may (A) without demand or notice to the Debtor, collect, receive or take possession of the Collateral or any part thereof and for that purpose the Secured Party may enter upon any premises on which the Collateral is located and remove the Collateral therefrom or render it inoperable, and/or (B) sell, lease or otherwise dispose of the Collateral, or any part thereof, in one or more parcels by means of a public or private disposition or dispositions, at the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable or otherwise as may be permitted by law. The Secured Party shall have the right at any public disposition or dispositions, and, to the extent permitted by applicable law, at any private disposition or dispositions, to bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) and become a purchaser of the Collateral or any part thereof free of any right or equity of redemption on the part of the Debtor, which right or equity of redemption is hereby expressly waived and released by the Debtor. Upon the request of the Secured Party, the Debtor shall assemble the Collateral and make it available to the Secured Party at any place designated by the Secured Party that is reasonably convenient to the Debtor and the Secured Party. The Debtor agrees that the Secured Party shall not be obligated to give more than ten (10) days prior written notice of the time and place of any public sale or disposition or of the time after which any private sale or disposition may take place and that such notice shall constitute reasonable notice of such matters. The Secured Party shall not be obligated to make any sale or other disposition of Collateral if it shall determine not to do so, regardless of the fact that notice of sale or disposition of Collateral may have been given. The Secured Party may, without notice or publication, adjourn any public or private sale or disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale or disposition, and such disposition may, without further notice, be made at the time and place to which the same was so adjourned. The Debtor shall be liable for all expenses of retaking, holding, preparing for sale or other disposition or the like, and all attorneys' fees, legal expenses and other costs and expenses incurred by the Secured Party in connection with the collection of the Obligations and the enforcement of the Secured Party's rights under this Agreement. The Debtor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral applied to the Obligations are insufficient to pay the Obligations in full. The Secured Party may apply the Collateral against the Obligations in such order and manner as the Secured Party may elect in its sole discretion. The Debtor waives all rights of marshaling, valuation and appraisal in respect of the Collateral. Any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any disposition of, collection from or other realization upon all or any part of the Collateral may, in the discretion of the Secured Party, be held by the Secured Party as collateral for, and then or at any time thereafter applied in whole or in part by the Secured Party against, the Obligations in such order as the Secured Party shall select. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus; provided that the Secured Party shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

             (ii) The Secured Party may cause any or all of the Collateral held by it to be transferred into the name of the Secured Party or the name or names of the Secured Party's nominee or nominees.

             (iii) The Secured Party may exercise any and all rights and remedies of the Debtor under or in respect of the Collateral, including, without limitation, any and all rights of the Debtor to demand or otherwise require payment of any amount under, or performance of any provision of, any of the Collateral and any and all voting rights and legal powers in respect of the Collateral.

             (iv) The Secured Party may collect or receive all money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

             (v) On any sale or other disposition of the Collateral, the Secured Party is hereby authorized to comply with any limitation or restriction with which compliance is necessary, in the view of the Secured Party's counsel, in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser or purchasers by any applicable governmental authority.

             (vi)  For purposes of enabling the Secured Party to exercise its rights and remedies under this Section 6.01 and enabling the Secured Party
                                   ------------
and its successors and assigns to enjoy the full benefits of the Collateral, the Debtor hereby grants to the Secured Party an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any of the Intellectual Property, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and all computer programs used for the completion or printout thereof. This license shall also inure to the benefit of all successors, assigns and transferees of the Secured Party.

             (vii) The Secured Party may require that the Debtor assign all of its right, title and interest in and to the Intellectual Property or any part thereof to the Secured Party or such other Person as the Secured Party may designate pursuant to documents satisfactory to the Secured Party.

         6.02.  Registration Rights, Private Dispositions, etc.
                -----------------------------------------------

         (a) If the Secured Party shall determine to exercise its right to sell or otherwise dispose of all or any of the Collateral pursuant to Section 6.01,
                                                                 -------------
the Debtor agrees that, upon the reasonable request of the Secured Party (which request may be made by the Secured Party in its sole discretion), the Debtor will, at its own expense:

             (i) execute and deliver, and cause each issuer of any of the Collateral contemplated to be sold or otherwise disposed of and the directors and officers thereof to execute and deliver, all such agreements, documents and instruments, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, advisable to register such Collateral under the provisions of the Securities Act (as hereinafter defined) and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

             (ii) use its best efforts to qualify such Collateral under all applicable state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale or other disposition of such Collateral, as requested by the Secured Party;

             (iii) cause each such issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

             (iv) do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or other disposition of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

             (v) bear all reasonable costs and expenses, including reasonable attorneys' fees, of carrying out its obligations under this
Section 6.02.
------------

         (b) The Debtor recognizes that the Secured Party may be unable to effect a public sale or other disposition of any or all of the Collateral by reason of certain prohibitions contained in the laws of any jurisdiction outside the United States or in the Securities Act of 1933, as amended from time to time (the "Securities Act"), and applicable state securities laws but may be
              --------------
compelled to resort to one or more private dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Collateral for their own account for investment and not with a view to the distribution or resale thereof. The Debtor acknowledges and agrees that any such private sale or other disposition may result in prices and other terms less favorable to the seller than if such disposition were a public sale or other disposition and, notwithstanding such circumstances, agrees that any such private sale or other disposition shall, to the extent permitted by law, be deemed to have been made in a commercially reasonable manner. The Secured Party shall not be under any obligation to delay a disposition of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities under the laws of any jurisdiction outside the United States, under the Securities Act or under any applicable state securities laws, even if such issuer would agree to do so.

         (c) The Debtor further agrees to do or cause to be done, to the extent that the Debtor may do so under applicable law, all such other acts and things as may be necessary to make such sales or resales of any portion or all of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Debtor's expense. The Debtor further agrees that a breach of any of the covenants contained in this Section 6.02 will cause irreparable injury to the Secured Party and that
     ------------
the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this
Section 6.02 shall be specifically enforceable against the Debtor, and the
------------
Debtor hereby waives and agrees, to the fullest extent permitted by law, not to assert as a defense against an action for specific performance of such covenants that (i) the Debtor's failure to perform such covenants will not cause irreparable injury to the Secured Party or (ii) the Secured Party has an adequate remedy at law in respect of such breach. The Debtor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of a breach of any of the covenants contained in this Section 6.02 and, consequently, agrees that, if the Debtor
                  ------------
shall breach any of such covenants and the Secured Party shall sue for damages for such breach, the Debtor shall pay to the Secured Party, as liquidated damages and not as a penalty, an aggregate amount equal to the value of the Collateral on the date the Secured Party shall demand compliance with this Section 6.02.
     ------------

         (d) THE DEBTOR HEREBY AGREES TO INDEMNIFY, PROTECT AND SAVE HARMLESS THE SECURED PARTY AND ANY CONTROLLING PERSONS THEREOF WITHIN THE MEANING OF THE SECURITIES ACT FROM AND AGAINST ANY AND ALL LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES (INCLUDING COUNSEL FEES AND DISBURSEMENTS) ARISING UNDER THE SECURITIES ACT, THE SECURITIES AND EXCHANGE ACT OF 1934, AS AMENDED, ANY APPLICABLE STATE SECURITIES STATUTE, OR AT COMMON LAW, OR PURSUANT TO ANY OTHER APPLICABLE LAW IN CONNECTION WITH THE AFORESAID REGISTRATION, INSOFAR AS SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OF A MATERIAL FACT CONTAINED IN ANY REGISTRATION STATEMENT RELATING TO ANY PART OF THE COLLATERAL, OR SUCH REGISTRATION STATEMENT AS AMENDED OR SUPPLEMENTED, OR ARISES OUT OF, OR IS BASED UPON, THE OMISSION OR ALLEGED OMISSION TO STATE THEREIN A MATERIAL FACT REQUIRED TO BE STATED THEREIN OR NECESSARY TO MAKE THE STATEMENTS THEREIN NOT MISLEADING; PROVIDED, HOWEVER, THAT THE DEBTOR SHALL NOT BE LIABLE IN ANY SUCH CASE TO THE EXTENT THAT ANY SUCH LIABILITIES, SUITS, CLAIMS, COSTS AND EXPENSES ARISE OUT OF, OR ARE BASED UPON, ANY UNTRUE STATEMENT OR ALLEGED UNTRUE STATEMENT OR OMISSION OR ALLEGED OMISSION MADE IN THE AFORESAID REGISTRATION STATEMENT OR THE AFORESAID REGISTRATION STATEMENT AS AMENDED OR SUPPLEMENTED, IN RELIANCE UPON AND IN CONFORMITY WITH WRITTEN INFORMATION FURNISHED TO THE DEBTOR BY THE SECURED PARTY SPECIFICALLY FOR INCLUSION THEREIN. THE FOREGOING INDEMNITY AGREEMENT IS IN ADDITION TO ANY INDEBTEDNESS, LIABILITY OR OBLIGATION THAT THE DEBTOR MAY OTHERWISE HAVE TO THE SECURED PARTY OR ANY SUCH CONTROLLING PERSON.



                                   ARTICLE VII

                                  Miscellaneous
                                  -------------

         Section 7.01. No Waiver; Cumulative Remedies. No failure on the part of
                       ------------------------------
the Secured Party to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided for in this Agreement are cumulative and not exclusive of any rights and remedies provided by law.

         Section 7.02. Successors and Assigns. This Agreement shall be binding
                       ----------------------
upon and inure to the benefit of the Debtor and the Secured Party and their respective heirs, successors and assigns, except that the Debtor may not assign any of its rights or obligations under this Agreement without the prior written consent of the Secured Party.

         Section 7.03. Amendment; Entire Agreement. This Agreement embodies the
                       ---------------------------
final, entire agreement among the parties hereto and supersedes any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto. The provisions of this Agreement may be amended or waived only by an instrument in writing signed by the parties hereto, except as provided in Section 4.15(g).
                      ---------------

         Section 7.04. Notices. All notices and other communications provided
                       -------
for in this Agreement shall be given or made by telecopy or in writing and telecopied, mailed by certified mail return receipt requested, or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a notice to the other party given in accordance with this Section 7.04. Except as otherwise provided in this Agreement, all such
          ------------
communications shall be deemed to have been duly given when transmitted by telecopy or when personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid; provided, however, that
                                                       -----------------
notices to the Secured Party shall be deemed given when received by the Secured Party.

         Section 7.05. Governing Law; Submission to Jurisdiction; Service of
                       -----------------------------------------------------
Process. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
-------
THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND APPLICABLE LAWS OF THE UNITED STATES.

         Section 7.06.  Headings. The headings, captions, and arrangements used
                        --------
in this Agreement are for convenience only and shall not affect the interpretation of this Agreement.

         Section 7.07. Survival of Representations and Warranties. All
                       ------------------------------------------
representations and warranties made in this Agreement or in any certificate delivered pursuant hereto shall survive the execution and delivery of this Agreement, and no investigation by the Secured Party shall affect the representations and warranties or the right of the Secured Party to rely upon them.

         Section 7.08.  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 7.09. Waiver of Bond. In the event the Secured Party seeks to
                       --------------
take possession of any or all of the Collateral by judicial process, the Debtor hereby irrevocably waives any bonds and any surety or security relating thereto that may be required by applicable law as an incident to such possession, and waives any demand for possession prior to the commencement of any such suit or action

         Section 7.10. Severability. Any provision of this Agreement which is
                       ------------
determined by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 7.11. Construction. The Debtor and the Secured Party
                       ------------
acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement with its legal counsel and that this Agreement shall be construed as if jointly drafted by the Debtor and the Secured Party.

         Section 7.12. Termination. If all of the Obligations shall have been
                       -----------
paid and performed in full, the Secured Party shall, upon the written request of the Debtor, execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Secured Party and has not previously been sold or otherwise applied pursuant to this Agreement.

                            (Signature page follows)

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first written above.


                           DEBTOR:

                           PROSOFTTRAINING.COM

                           By:
                              -------------------------------------------
                           Name:    Jerrell M. Baird
                           Title:   Chief Executive Officer

                           Address for Notices:
                           3001 Bee Caves Road, Suite 300
                           Austin, Texas  78746
                           Fax No.:  512.328.5239
                           Telephone No.:  512.328.6140
                           Attention: Chief Executive Officer


                           SECURED PARTY:

                           HUNT CAPITAL GROWTH FUND II, L.P.

                           By: HUNT CAPITAL GROWTH, L.P.
                               its general partner

                               By: HUNT CAPITAL
                                   MANAGEMENT, L.L.C., its
                                   general partner

                                   By:
                                       ----------------------------------
                                   Name:    J.R. Holland, Jr.
                                   Title:   President

                                   Address:   1601 Elm Street
                                              4000 Thanksgiving Tower
                                              Dallas, Texas 75201
                                              Telephone: (214) 720-1600
                                              Fax:       (214) 720-1662
                                              Attn.:     Thomas J. Fowler, Esq.

                                   Schedule 1
                                   ----------

                      Locations of Equipment and Inventory
                      ------------------------------------

====================================================================================================================
                                             EQUIPMENT AND INVENTORY

====================================================================================================================
----------------------------------------------------------- --------------------------------------------------------

                        Location                                         Name and Address of Landlord
                                                                             of Premises (if any)
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

=========================================================== ========================================================

                                   Schedule 2
                                   ----------

                            Jurisdictions for Filing
                           UCC-1 Financing Statements
                           --------------------------




                          [Secretary of State of Texas]

                                   Schedule 3
                                   ----------

================= ================ ========================== =========== ================== =====================
   Stock Issuer    Class of Stock   Stock Certificate No(s).   Par Value   Number of Shares      Percentage of
                                                                                              Outstanding Shares

================= ================ ========================== =========== ================== =====================
----------------- ---------------- -------------------------- ----------- ------------------ ---------------------

----------------- ---------------- -------------------------- ----------- ------------------ ---------------------

----------------- ---------------- -------------------------- ----------- ------------------ ---------------------

----------------- ---------------- -------------------------- ----------- ------------------ ---------------------

----------------- ---------------- -------------------------- ----------- ------------------ ---------------------

================= ================ ========================== =========== ================== =====================


                                   Schedule 4
                                   -----------

                             Trade and other Names

                                    EXHIBIT A

                                FORM OF AMENDMENT

         This Amendment, dated __________________, 20__, is delivered pursuant to Section 4.14 of the Security Agreement (as herein defined) referred to below.
   ------------
The undersigned hereby agrees that this Amendment may be attached to the Security Agreement dated as of October 16, 2001, between the undersigned (the "Security Agreement") and that the shares of stock, membership interests,
 ------------------
partnership interests, notes or other instruments listed on Schedule 1 annexed
                                                            ----------
hereto shall be and become part of the Collateral referred to in the Security Agreement and shall secure payment and performance of all Obligations as provided in the Security Agreement.

         Capitalized terms used herein but not defined herein shall have the meanings therefor provided in the Security Agreement.

                                 PROSOFTTRAINING.COM

                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------


                                 Address:
                                 -------


                                 Tax I.D. No. _______________


                                 HUNT CAPITAL GROWTH FUND II, L.P.


                                 By:
                                    -------------------------------------------
                                 Name:
                                      -----------------------------------------
                                 Title:
                                       ----------------------------------------

                                 Address:
                                 -------

                                   Schedule 1
                                   ----------

                                         Stock
                                      Certificate                        Number         Percentage of
   Stock Issuer    Class of Stock        No(s).          Par Value     of Shares     Outstanding Shares
-----------------  ---------------  ----------------  --------------   ---------     ------------------




